Violin Memory Announces First Quarter Fiscal Year 2017 Financial Results

SANTA CLARA, CA -- (Marketwired - May 24, 2016) - Violin Memory®, Inc. (NYSE: VMEM), a global pioneer of award-winning all flash storage platform solutions for primary storage and active workloads, today announced financial results for the first fiscal quarter ended April 30, 2016.

First Quarter Fiscal 2017 Financial Highlights

--  First quarter fiscal 2017 revenue of $9.7 million
--  First quarter fiscal 2017 GAAP1 gross margin of 40%
--  First quarter fiscal 2017 non-GAAP2 gross margin of 42%
--  First quarter fiscal 2017 GAAP net loss of $0.22 per share
--  First quarter fiscal 2017 non-GAAP net loss of $0.16 per share

"With the signing of a Global Fortune 100 account in North America this quarter, Violin Memory supports the storage foundation of 10 Fortune 100 accounts, half of whom are on Violin's new product the Flash Storage Platform," said Kevin DeNuccio, President and CEO Violin Memory.

"These largest accounts in the world have gained confidence in the Flash Storage Platform and how it can 'Be Instrumental' in their own data center transformations. These accounts create the foundation and turning point for Violin's renewed growth," added DeNuccio.

First Quarter Fiscal 2017 Financial Results

First quarter fiscal 2017 revenue was $9.7 million, 11% lower sequentially compared to $10.9 million reported in the fourth quarter of fiscal 2016, and 20% lower compared to $12.1 million reported in the first quarter of fiscal year 2016.

First quarter fiscal 2017 GAAP gross margin was 40% compared to 38% reported in the fourth quarter of fiscal 2016 and compared to 43% reported in the first quarter of fiscal year 2016.

First quarter fiscal 2017 non-GAAP gross margin was 42% compared to 48% reported in the fourth quarter of fiscal 2016 and compared to 48% reported in the first quarter of fiscal year 2016.

First quarter fiscal 2017 GAAP net loss was $22.2 million, or $0.22 per share, compared to fourth quarter fiscal 2016 GAAP net loss of $25.5 million, or $0.26 per share and compared to first quarter fiscal 2016 GAAP net loss of $26.5 million, or $0.28 per share.

First quarter fiscal 2017 GAAP net loss included stock-based compensation expense of $4.1 million and restructuring charges of $1.7 million.

Excluding special items, first quarter fiscal 2017 non-GAAP net loss was $16.4 million, or $0.16 per share, compared to fourth quarter fiscal 2016 non-GAAP net loss of $19.4 million, or $0.20 per share, and compared to first quarter fiscal 2016 non-GAAP net loss of $21.2 million, or $0.22 per share.

Cash and cash equivalents, restricted cash and short-term investments totaled $49.2 million as of April 30, 2016.

Business Outlook

The Company will provide additional guidance during today's conference call. Guidance will be posted on Violin Memory's investor relations website at investor.violin-memory.com following the conclusion of the conference call.

All forward-looking non-GAAP measures exclude items such as stock-based compensation expense, amortization of acquired intangibles, restructuring or impairment charges and litigation settlements. A reconciliation of non-GAAP measures to corresponding GAAP measures is not available on a forward-looking basis.

1 Generally Accepted Accounting Principles.

2 A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading "Non-GAAP Financial Measures."

Violin Memory Conference Call Information

Violin Memory will host a conference call today at 1:30 p.m. Pacific Time to discuss financial results and business highlights. This call will be webcast and can be accessed via the Violin Memory website at investor.violin-memory.com. A replay will be available following the call on the same website for one week at the following numbers: (855) 859-2056 (domestic) or (404) 537-3406 (international) using ID #12547576.

Non-GAAP Financial Measures

To supplement the reader's overall understanding of both its reported results presented in accordance with U.S. generally accepted accounting principles ("GAAP") and its outlook, the Company also presents non-GAAP measures of gross profit, gross margin, operating expenses, net loss and net loss per share. The Company uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors as a supplement to GAAP measures in evaluating its ongoing operational performance and trends. As the calculation of non-GAAP financial measures differs between companies, the non-GAAP financial measures used by the Company may not be comparable to similarly titled measures used by other companies. As a result, the Company does not use, nor does it intend to use, the non-GAAP financial measures when assessing the Company's performance against that of other companies.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

The Company defines non-GAAP gross profit, operating expenses, net loss and net loss per share as the respective GAAP balances adjusted for stock-based compensation expense, restructuring charges and amortization of acquired intangibles.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the following: customers' and potential customers' perceptions and acceptance of the Company's products and services; the future market for the Company's Flash Storage Platform products; the performance of the Company's Flash Storage Products; the Company's ability to achieve renewed growth; and the Company's future business plans and strategy.

There are a number of risks and uncertainties that could affect the Company's performance and financial results are included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," in the Company's Annual Report on Form 10-K for the year ended January 31, 2016 which was filed with the SEC on April 6, 2016, and is available on the Company's investor relations website at investor.violin-memory.com and on the SEC's website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and the Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Violin Memory, Inc.

Business in a Flash. Violin Memory, the industry pioneer in All Flash Arrays, is the agile innovator, transforming the speed of business with enterprise-grade data services software on its leadership Flash Storage Platforms™. Violin Concerto™ OS 7 delivers complete data protection and data reduction services and consistent high performance in a storage operating system fully integrated with Violin's patented Flash Fabric Architecture™ for cloud, enterprise and virtualized business and mission-critical storage applications. Violin Flash Storage Platforms are designed for primary storage applications at costs below traditional hard disk arrays and accelerate breakthrough CAPEX and OPEX savings while helping customers build the next generation data center. Violin Flash Storage Platforms and All Flash Arrays enhance business agility while revolutionizing data center economics. Founded in 2005, Violin Memory is headquartered in Santa Clara, California. For more information, visit www.violin-memory.com. Follow us on Twitter at twitter.com/violinmemory.

All Violin Memory news releases (financial, acquisitions, manufacturing, products, technology, etc.) are issued exclusively by Business Wire and are immediately thereafter posted on the company's external website. For more information about Violin Memory, including Violin Memory's trademarks, visit www.violin-memory.com.

                            VIOLIN MEMORY, INC.
               Condensed Consolidated Statements of Operations
              (Unaudited; in thousands, except per share data)

                                                Three Months Ended
                                      --------------------------------------
                                        April 30,   January 31,   April 30,
                                          2016         2016         2015
                                      ------------ ------------ ------------

Revenue:
  Product revenue                     $     4,157  $     4,346  $     6,823
  Service revenue                           5,556        6,578        5,278
                                      ------------ ------------ ------------
    Total revenue                           9,713       10,924       12,101
                                      ------------ ------------ ------------
Cost of revenue:
  Cost of product revenue (1)               3,122        3,692        4,230
  Cost of service revenue (1)               2,714        3,067        2,721
                                      ------------ ------------ ------------
    Total cost of revenue                   5,836        6,759        6,951
                                      ------------ ------------ ------------
    Gross profit                            3,877        4,165        5,150
                                      ------------ ------------ ------------
Operating expenses:
  Sales and marketing (1)                   9,032       14,479       13,440
  Research and development (1)             10,194        9,480       11,526
  General and administrative (1)            3,412        3,850        5,151
  Restructuring charges                     1,735            -            -
                                      ------------ ------------ ------------
    Total operating expenses               24,373       27,809       30,117
                                      ------------ ------------ ------------
    Loss from operations                  (20,496)     (23,644)     (24,967)
Other income (expense), net                  (194)         (90)         256
Interest and other financing expense       (1,459)      (1,623)      (1,750)
                                      ------------ ------------ ------------
    Loss before income taxes              (22,149)     (25,357)     (26,461)
Income taxes                                   10          157           41
                                      ------------ ------------ ------------
    Net loss                          $   (22,159) $   (25,514) $   (26,502)
                                      ============ ============ ============
Net loss per share of common stock,
 basic and diluted                    $     (0.22) $     (0.26) $     (0.28)
                                      ============ ============ ============
Shares used in computing net loss per
 share of common stock, basic and
 diluted                                   99,648       98,363       95,478
                                      ============ ============ ============
(1) Includes stock-based compensation
 expense as follows:
  Cost of product revenue             $         6  $       402  $       251
  Cost of service revenue                     201          650          335
  Sales and marketing                         649        1,677          806
  Research and development                  2,160        1,647        1,977
  General and administrative                1,039        1,732        1,891
                                      ------------ ------------ ------------
                                      $     4,055  $     6,108  $     5,260
                                      ============ ============ ============

                            VIOLIN MEMORY, INC.
                    Condensed Consolidated Balance Sheets
                          (Unaudited; in thousands)

                                                     April 30,   January 31,
                                                       2016         2016
                                                   ------------ ------------
                      Assets
Current assets:
  Cash and cash equivalents                        $    20,178  $    23,921
  Restricted cash                                        5,000       10,000
  Short-term investments                                24,001       42,058
  Accounts receivable, net                               3,920        5,308
  Inventory                                             11,478       12,001
  Other current assets                                   2,936        4,170
                                                   ------------ ------------
    Total current assets                                67,513       97,458
Property and equipment, net                              9,375        9,322
Other assets                                             5,757        6,067
                                                   ------------ ------------
                                                   $    82,645  $   112,847
                                                   ============ ============

       Liabilities and Stockholders' Deficit
Current liabilities:
  Short-term borrowings                            $     5,774  $    13,398
  Accounts payable                                       1,914        3,747
  Accrued liabilities                                   11,209       13,570
  Deferred revenue                                      12,625       13,006
                                                   ------------ ------------
    Total current liabilities                           31,522       43,721
Convertible senior notes                               117,787      117,464
Deferred revenue, noncurrent                             5,867        6,239
Long-term liabilities                                      336          275
                                                   ------------ ------------
    Total liabilities                                  155,512      167,699
                                                   ------------ ------------

Stockholders' deficit:
  Preferred stock                                            -            -
  Common stock                                              10           10
  Additional paid-in capital                           509,324      505,274
  Accumulated other comprehensive income                   550          456
  Accumulated deficit                                 (582,751)    (560,592)
                                                   ------------ ------------
    Total stockholders' deficit                        (72,867)     (54,852)
                                                   ------------ ------------
                                                   $    82,645  $   112,847
                                                   ============ ============

                            VIOLIN MEMORY, INC.
               Condensed Consolidated Statements of Cash Flows
                          (Unaudited; in thousands)

                                                       Three Months Ended
                                                   -------------------------
                                                     April 30,    April 30,
                                                       2016         2015
                                                   ------------ ------------

Cash flows from operating activities:
Net loss                                           $   (22,159) $   (26,502)
Adjustments to reconcile net loss to net cash used
 in operating activities:
  Depreciation and amortization                          1,993        2,475
  Accretion of debt issuance costs to interest
   expense                                                 359          449
  Stock-based compensation                               4,055        5,260
  Changes in operating assets and liabilities,
   net:
    Accounts receivable                                  1,388        7,535
    Inventory                                             (140)      (5,951)
    Other assets                                         1,235        1,667
    Accounts payable                                    (2,333)       1,430
    Accrued liabilities                                 (2,300)      (4,383)
    Deferred revenue                                      (753)      (1,157)
                                                   ------------ ------------
      Net cash used in operating activities            (18,655)     (19,177)
                                                   ------------ ------------

Cash flows from investing activities:
  Purchase of property and equipment                      (610)        (162)
  Decrease in restricted cash                            5,000            -
  Purchase of short-term investments                         -      (20,672)
  Maturity of short-term investments                    18,057        7,412
                                                   ------------ ------------
      Net cash provided by (used in) investing
       activities                                       22,447      (13,422)
                                                   ------------ ------------

Cash flows from financing activities:
  Proceeds from line of credit                           5,774        4,000
  Repayment of line of credit                          (13,398)     (10,000)
  Proceeds from exercise of common stock options             -          316
  Taxes paid related to net share settlement of
   equity awards                                            (5)           -
                                                   ------------ ------------
      Net cash used in financing activities             (7,629)      (5,684)
                                                   ------------ ------------
    Effect of exchange rates on cash and cash
     equivalents                                            94          (30)
                                                   ------------ ------------
      Net increase in cash and cash equivalents         (3,743)     (38,313)
Cash and cash equivalents at beginning of year          23,921       93,432
                                                   ------------ ------------
Cash and cash equivalents at end of period         $    20,178  $    55,119
                                                   ============ ============

                            VIOLIN MEMORY, INC.
                 Reconciliation of GAAP to Non-GAAP Measures
              (Unaudited; in thousands, except per share data)

                                                Three Months Ended
                                      --------------------------------------
                                        April 30,   January 31,   April 30,
                                          2016         2016         2015
                                      ------------ ------------ ------------

Gross profit (GAAP)                   $     3,877  $     4,165  $     5,150
  Stock-based compensation                    207        1,052          586
  Amortization of acquired
   intangibles                                  -            -           14
                                      ------------ ------------ ------------
Gross profit (Non-GAAP)               $     4,084  $     5,217  $     5,750
                                      ============ ============ ============

Operating expenses (GAAP)             $    24,373  $    27,809  $    30,117
  Stock-based compensation                 (3,849)      (5,056)      (4,674)
  Restructuring charges                    (1,735)           -            -
                                      ------------ ------------ ------------
Operating expenses (Non-GAAP)         $    18,789  $    22,753  $    25,443
                                      ============ ============ ============

Net loss (GAAP)                       $   (22,159) $   (25,514) $   (26,502)
  Stock-based compensation                  4,056        6,108        5,260
  Restructuring charges                     1,735            -            -
  Amortization of acquired
   intangibles                                  -            -           14
                                      ------------ ------------ ------------
Net loss (Non-GAAP)                   $   (16,368) $   (19,406) $   (21,228)
                                      ============ ============ ============

Net loss per common share, basic and
 diluted (GAAP)                       $     (0.22) $     (0.26) $     (0.28)
  Stock-based compensation                   0.04         0.06         0.06
  Restructuring charges                      0.02            -            -
  Amortization of acquired
   intangibles                               0.00            -            -
                                      ------------ ------------ ------------
Net loss per common share, basic and
 diluted (Non-GAAP)                   $     (0.16) $     (0.20) $     (0.22)
                                      ============ ============ ============

Investor Relations Contact:
Olga Dorovskikh
Violin Memory, Inc.
650-396-1525
ir@vmem.com

Media Contact:
Meghan Brown
10Fold
925-271-8234
violin@10fold.com